UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2012

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Best Buy Co., Inc. (“Best Buy” or the “registrant”) has appointed Stephen Gillett, age 36, as EVP and President, Best Buy Digital and Global Business Services, effective March 14, 2012. Mr. Gillett will report to Brian Dunn, the registrant's chief executive officer, and will be responsible for accelerating the transformation and growth of Best Buy through the advancement of the company's digital business activities worldwide, including its global technology infrastructure.

Mr. Gillett was previously the chief information officer, executive vice president of Digital Ventures, the technology business group of Starbucks, Inc. In his role, Mr. Gillett led Starbucks' efforts to use technology to provide operational capabilities, connect with customers and enhance customer experiences. He was responsible for all global enterprise technology activities at Starbucks, including retail technology, business intelligence, emerging platforms, software engineering, technology services, program management, information security, global infrastructure, and international technology, as well as all of its digital business activities. Mr. Gillett joined Starbucks in 2008 as its senior vice president, chief information officer and general manager of Digital Ventures. Prior to joining Starbucks, Mr. Gillett was CIO and SVP, Engineering for Corbis, a digital media company, from May 2006 to May 2008. From December 2004 to May 2006, Mr. Gillett was Senior Director Engineering with Yahoo!, an internet destination and online media company. Mr. Gillett's previous roles also include multiple years of technology leadership with CNET Networks and Sun Microsystems. He joined the board of directors for Symantec Corp. at the beginning of 2012. Mr. Gillett holds a Bachelor of Science from the University of Oregon and a Master of Business Administration from San Francisco State University.

The registrant does not have a written employment agreement with Mr. Gillett and his employment is at-will.

The news release issued on March 9, 2012, is attached as Exhibit No. 99 to this Current Report on Form 8-K and is incorporated herein by reference. Best Buy Co., Inc.'s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Some of the matters discussed in this Current Report on Form 8-K (including Exhibit No. 99) constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the registrant and/or its management. The registrant's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the registrant's filings with the United States Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99
News release issued March 9, 2012. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: March 9, 2012	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Senior Vice President, Controller and Chief Accounting Officer

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